Exhibit 99.1

FedEx Corp. Reports Strong First Quarter Results

MEMPHIS, Tenn., September 15, 2020 ... FedEx Corp. (NYSE: FDX) today reported the following consolidated results for the first quarter ended August 31 (adjusted measures exclude TNT Express integration expenses as described below):

	Fiscal 2021		Fiscal 2020
	As Reported (GAAP)	Adjusted (non-GAAP)	As Reported (GAAP)	Adjusted (non-GAAP)
Revenue	$19.3 billion	$19.3 billion	$17.0 billion	$17.0 billion
Operating income	$1.59 billion	$1.64 billion	$0.98 billion	$1.05 billion
Operating margin	8.2%	8.5%	5.7%	6.1%
Net income	$1.25 billion	$1.28 billion	$745 million	$800 million
Diluted EPS	$4.72	$4.87	$2.84	$3.05

This year’s and last year’s quarterly consolidated results have been adjusted for TNT Express integration expenses of $49 million ($0.14 per diluted share) for this year and $71 million ($0.21 per diluted share) for last year.

“Our earnings growth underscores the importance of our business initiatives and investments over the last several years, and, in many ways, the world has accelerated to meet our strategies,” said Frederick W. Smith, FedEx Corp. chairman and chief executive officer. “I would like to thank our team members whose efforts during this time have helped keep the world’s health care, industrial and at-home supply chains moving despite the challenges of the global pandemic.”

Operating results increased due to volume growth in FedEx International Priority and U.S. domestic residential package services, yield improvement at FedEx Ground and FedEx Freight, and one additional operating weekday.  These factors were partially offset by costs to support strong demand and to expand services, variable compensation expenses, and COVID-19 related costs incurred to ensure the safety of FedEx team members and customers.

Outlook

FedEx is not providing an earnings forecast for fiscal 2021.  The capital spending forecast for the year is up $200 million to $5.1 billion, driven by additional capacity initiatives to support increased volume levels.

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“While business demand improved in the first quarter, continued uncertainties cloud our ability to forecast full-year earnings,” said Alan B. Graf, Jr., FedEx Corp. executive vice president and chief financial officer.  “However, we expect to continue to benefit from our strong position in the U.S. and international package and freight markets, yield improvement opportunities and cost management initiatives.”

Corporate Overview

FedEx Corp. (NYSE: FDX) provides customers and businesses worldwide with a broad portfolio of transportation, e-commerce and business services.  With annual revenue of $71 billion, the company offers integrated business solutions through operating companies competing collectively and managed collaboratively, under the respected FedEx brand.  Consistently ranked among the world's most admired and trusted employers, FedEx inspires its more than 500,000 team members to remain focused on safety, the highest ethical and professional standards and the needs of their customers and communities.  To learn more about how FedEx connects people and possibilities around the world, please visit about.fedex.com.

Additional information and operating data are contained in the company’s annual report, Form 10-K, Form 10-Qs, Form 8-Ks and Statistical Books.  These materials, as well as a webcast of the earnings release conference call to be held at 5:30 p.m. EDT on September 15, are available on the company’s website at investors.fedex.com.  A replay of the conference call webcast will be posted on our website following the call.

The Investor Relations page of our website, investors.fedex.com, contains a significant amount of information about FedEx, including our Securities and Exchange Commission (SEC) filings and financial and other information for investors.  The information that we post on our Investor Relations website could be deemed to be material information.  We encourage investors, the media and others interested in the company to visit this website from time to time, as information is updated and new information is posted.

Certain statements in this press release may be considered forward-looking statements, such as statements relating to management’s views with respect to future events and financial performance and underlying assumptions. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends” or similar expressions.  Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the negative impacts of the COVID-19 pandemic; economic conditions in the global markets in which we operate; anti-trade measures and additional changes in international trade policies and relations; a significant data breach or other disruption to our technology infrastructure; our ability

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to successfully integrate the businesses and operations of FedEx Express and TNT Express in the expected time frame and at the expected cost and to achieve the expected benefits from the combined businesses; our ability to successfully implement our business strategy, effectively respond to changes in market dynamics and achieve the anticipated benefits and associated cost savings of such strategies and actions; the impact of the United Kingdom’s withdrawal from the European Union; changes in fuel prices or currency exchange rates; our ability to match capacity to shifting volume levels; the impact of intense competition; evolving or new U.S. domestic or international government regulation or regulatory actions, future guidance, regulations, interpretations or challenges to our tax positions; our ability to effectively operate, integrate, leverage and grow acquired businesses; legal challenges or changes related to service providers engaged by FedEx Ground and the drivers providing services on their behalf; an increase in self-insurance accruals and expenses; disruptions or modifications in service by, or changes in the business or financial soundness of, the U.S. Postal Service; the impact of any international conflicts or terrorist activities; our ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; and other factors which can be found in FedEx Corp.’s and its subsidiaries’ press releases and FedEx Corp.’s filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. We do not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Media Contact:  Jenny Robertson 901-434-4829

Investor Contact:  Mickey Foster 901-818-7468

Home Page:  fedex.com

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RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

TO GAAP FINANCIAL MEASURES

First Quarter Fiscal 2021 and Fiscal 2020 Results

The company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or “reported”). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP (or “adjusted”) financial measures, including our adjusted first quarter fiscal 2021 and 2020 consolidated operating income and margin, net income and diluted earnings per share, and adjusted first quarter fiscal 2021 and 2020 FedEx Express segment operating income and margin. These financial measures have been adjusted to exclude the impact of TNT Express integration expenses incurred in fiscal 2021 and 2020.

We have incurred and expect to incur significant expenses through fiscal 2022 in connection with our integration of TNT Express. We have adjusted our first quarter fiscal 2021 and 2020 consolidated and FedEx Express segment financial measures to exclude TNT Express integration expenses because we generally would not incur such expenses as part of our continuing operations. The integration expenses are predominantly incremental costs directly associated with the integration of TNT Express, including professional and legal fees, salaries and employee benefits, advertising and travel expenses. Internal salaries and employee benefits are included only to the extent the individuals are assigned full-time to integration activities.

We believe these adjusted financial measures facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of, or are unrelated to, the company’s and our business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. These adjustments are consistent with how management views our businesses. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating the company’s and each business segment’s ongoing performance.

Our non-GAAP financial measures are intended to supplement and should be read together with, and are not an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of our financial statements should not place undue reliance on these non-GAAP financial measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. As required by Securities and Exchange Commission rules, the tables below present a reconciliation of our presented non-GAAP financial measures to the most directly comparable GAAP measures.

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First Quarter Fiscal 2021

FedEx Corporation

	Operating		Income	Net	Diluted Earnings
Dollars in millions, except EPS	Income	Margin	Taxes[1]	Income[2]	Per Share[3]
GAAP measure	$1,590	8.2%	$361	$1,245	$4.72
TNT Express integration expenses[4]	49	0.3%	11	38	0.14
Non-GAAP measure	$1,639	8.5%	$372	$1,283	$4.87

FedEx Express Segment

	Operating
Dollars in millions	Income	Margin[3]
GAAP measure	$710	7.4%
TNT Express integration expenses	37	0.4%
Non-GAAP measure	$747	7.7%

First Quarter Fiscal 2020

FedEx Corporation

	Operating		Income	Net	Diluted Earnings
Dollars in millions, except EPS	Income	Margin	Taxes[1]	Income[2]	Per Share
GAAP measure	$977	5.7%	$251	$745	$2.84
TNT Express integration expenses[4]	71	0.4%	16	55	0.21
Non-GAAP measure	$1,048	6.1%	$267	$800	$3.05

FedEx Express Segment

	Operating
Dollars in millions	Income	Margin
GAAP measure	$285	3.2%
TNT Express integration expenses	57	0.6%
Non-GAAP measure	$342	3.8%

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Notes:

1 –	Income taxes are based on the company’s approximate statutory tax rates applicable to each transaction.
2 –	Effect of “total other (expense) income” on net income amount not shown.
3 –	Does not sum to total due to rounding.
4 –	These expenses were recognized at FedEx Corporate and FedEx Express.

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FEDEX CORP. FINANCIAL HIGHLIGHTS

First Quarter Fiscal 2021

(In millions, except earnings per share)

(Unaudited)

	Three Months Ended August 31,
	2020	2019	%
Revenue:
FedEx Express segment	$9,647	$8,945	8%
FedEx Ground segment	7,040	5,179	36%
FedEx Freight segment	1,826	1,905	(4%)
FedEx Services segment	8	4	100%
Other and eliminations	800	1,015	(21%)
Total Revenue	19,321	17,048	13%
Operating Expenses:
Salaries and employee benefits	6,852	6,087	13%
Purchased transportation	4,977	4,028	24%
Rentals	936	920	2%
Depreciation and amortization	926	879	5%
Fuel	565	870	(35%)
Maintenance and repairs	806	768	5%
Other	2,669	2,519	6%
Total Operating Expenses	17,731	16,071	10%
Operating Income:
FedEx Express segment	710	285	149%
FedEx Ground segment	834	644	30%
FedEx Freight segment	274	194	41%
Corporate, eliminations and other[1]	(228)	(146)	56%
Total Operating Income	1,590	977	63%
Other Income (Expense):
Interest, net	(184)	(137)	34%
Other retirement plans income	201	168	20%
Other, net	(1)	(12)	(92%)
Total Other Income	16	19	(16%)
Income Before Income Taxes	1,606	996	61%
Provision for Income Taxes	361	251	44%
Net Income	$1,245	$745	67%
Diluted Earnings Per Share	$4.72	$2.84	66%
Weighted Average Common and
Common Equivalent Shares	263	262	—
Capital Expenditures	$1,424	$1,418	—

1 – Includes the FedEx Logistics and FedEx Office operating segments.

FEDEX CORP. CONDENSED CONSOLIDATED BALANCE SHEETS

First Quarter Fiscal 2021

(In millions)

	August 31, 2020
	(Unaudited)	May 31, 2020
ASSETS
Current Assets
Cash and cash equivalents	$6,954	$4,881
Receivables, less allowances	10,508	10,102
Spare parts, supplies and fuel, less allowances	593	572
Prepaid expenses and other	848	828
Total current assets	18,903	16,383
Property and Equipment, at Cost	66,446	65,024
Less accumulated depreciation and amortization	32,184	31,416
Net property and equipment	34,262	33,608
Other Long-Term Assets
Operating lease right-of-use assets, net	14,496	13,917
Goodwill	6,633	6,372
Other assets	3,354	3,257
Total other long-term assets	24,483	23,546
	$77,648	$73,537
LIABILITIES AND COMMON STOCKHOLDERS' INVESTMENT
Current Liabilities
Current portion of long-term debt	$87	$51
Accrued salaries and employee benefits	1,756	1,569
Accounts payable	3,339	3,269
Operating lease liabilities	2,024	1,923
Accrued expenses	3,989	3,532
Total current liabilities	11,195	10,344
Long-Term Debt, Less Current Portion	23,204	21,952
Other Long-Term Liabilities
Deferred income taxes	3,171	3,162
Pension, postretirement healthcare and other benefit obligations	5,036	5,019
Self-insurance accruals	2,147	2,104
Operating lease liabilities	12,714	12,195
Other liabilities	719	466
Total other long-term liabilities	23,787	22,946
Commitments and Contingencies
Common Stockholders' Investment
Common stock, $0.10 par value, 800 million shares authorized	32	32
Additional paid-in capital	3,375	3,356
Retained earnings	26,108	25,216
Accumulated other comprehensive loss	(1,020)	(1,147)
Treasury stock, at cost	(9,033)	(9,162)
Total common stockholders' investment	19,462	18,295
	$77,648	$73,537

FEDEX CORP. CONDENSED CONSOLIDATED

STATEMENTS OF CASH FLOWS

First Quarter Fiscal 2021

(In millions)

(Unaudited)

	Three Months Ended August 31,
	2020	2019
Operating Activities:
Net income	$1,245	$745
Noncash charges:
Depreciation and amortization	926	879
Other, net	749	866
Changes in operating assets and liabilities, net	(269)	(1,925)
Net cash provided by operating activities	2,651	565
Investing Activities:
Capital expenditures	(1,424)	(1,418)
Proceeds from asset dispositions and other	6	(1)
Net cash used in investing activities	(1,418)	(1,419)
Financing Activities:
Principal payments on debt	(45)	(985)
Proceeds from debt issuances	959	2,093
Proceeds from stock issuances	82	12
Dividends paid	(170)	(170)
Purchase of treasury stock	—	(3)
Other, net	(1)	(5)
Cash provided by financing activities	825	942
Effect of exchange rate changes on cash	15	(18)
Net increase in cash and cash equivalents	2,073	70
Cash and cash equivalents at beginning of period	4,881	2,319
Cash and cash equivalents at end of period	$6,954	$2,389

FEDEX EXPRESS SEGMENT FINANCIAL HIGHLIGHTS

First Quarter Fiscal 2021

(Dollars in millions)

(Unaudited)

	Three Months Ended August 31,
	2020	2019	%
Revenue:
Package Revenue:
U.S. Overnight Box	$1,861	$1,866	—
U.S. Overnight Envelope	426	479	(11%)
Total U.S. Overnight	2,287	2,345	(2%)
U.S. Deferred	1,096	956	15%
Total U.S. Package Revenue	3,383	3,301	2%
International Priority	2,317	1,817	28%
International Economy	616	855	(28%)
Total International Export Package	2,933	2,672	10%
International Domestic[1]	1,088	1,076	1%
Total Package Revenue	7,404	7,049	5%
Freight Revenue:
U.S.	833	695	20%
International Priority	653	464	41%
International Economy	371	516	(28%)
International Airfreight	75	66	14%
Total Freight Revenue	1,932	1,741	11%
Other Revenue[2]	311	155	101%
Total Express Revenue	$9,647	$8,945	8%
Operating Expenses:
Salaries and employee benefits	3,742	3,372	11%
Purchased transportation	1,304	1,232	6%
Rentals and landing fees	504	513	(2%)
Depreciation and amortization	477	462	3%
Fuel	496	743	(33%)
Maintenance and repairs	551	517	7%
Intercompany charges	461	469	(2%)
Other	1,402	1,352	4%
Total Operating Expenses	8,937	8,660	3%
Operating Income	$710	$285	149%
Operating Margin	7.4%	3.2%	4.2 pts

1 – International Domestic revenue relates to international intra-country operations.                 2 – Includes the operations of FedEx Custom Critical and FedEx Cross Border for the period ended August 31, 2020.

FEDEX EXPRESS SEGMENT OPERATING HIGHLIGHTS

First Quarter Fiscal 2021

(Unaudited)

	Three Months Ended August 31,
	2020	2019	%
PACKAGE STATISTICS
Average Daily Package Volume (000s):
U.S. Overnight Box	1,287	1,218	6%
U.S. Overnight Envelope	483	562	(14%)
Total U.S. Overnight Package	1,770	1,780	(1%)
U.S. Deferred	1,207	976	24%
Total U.S. Domestic Package	2,977	2,756	8%
International Priority	696	530	31%
International Economy	260	294	(12%)
Total International Export Package	956	824	16%
International Domestic[1]	2,298	2,352	(2%)
Total Average Daily Packages	6,231	5,932	5%
Yield (Revenue Per Package):
U.S. Overnight Box	$22.25	$23.94	(7%)
U.S. Overnight Envelope	13.56	13.32	2%
U.S. Overnight Composite	19.88	20.59	(3%)
U.S. Deferred	13.97	15.29	(9%)
U.S. Domestic Composite	17.48	18.71	(7%)
International Priority	51.18	53.52	(4%)
International Economy	36.46	45.52	(20%)
Total International Export Composite	47.18	50.67	(7%)
International Domestic[1]	7.28	7.15	2%
Composite Package Yield	$18.28	$18.57	(2%)
FREIGHT STATISTICS
Average Daily Freight Pounds (000s):
U.S.	8,849	8,015	10%
International Priority	5,501	4,792	15%
International Economy	11,633	13,717	(15%)
International Airfreight	1,575	1,555	1%
Total Avg Daily Freight Pounds	27,558	28,079	(2%)
Revenue Per Freight Pound:
U.S.	$1.45	$1.36	7%
International Priority	1.83	1.51	21%
International Economy	0.49	0.59	(17%)
International Airfreight	0.74	0.66	12%
Composite Freight Yield	$1.08	$0.97	11%
Operating Weekdays	65	64	2%

1 – International Domestic revenue relates to international intra-country operations.

FEDEX GROUND SEGMENT FINANCIAL AND OPERATING HIGHLIGHTS

First Quarter Fiscal 2021

(Dollars in millions)

(Unaudited)

	Three Months Ended August 31,
	2020	2019	%
FINANCIAL HIGHLIGHTS
Revenue	$7,040	$5,179	36%
Operating Expenses:
Salaries and employee benefits	1,274	871	46%
Purchased transportation	3,291	2,303	43%
Rentals	264	239	10%
Depreciation and amortization	204	193	6%
Fuel	4	3	33%
Maintenance and repairs	107	87	23%
Intercompany charges	432	375	15%
Other	630	464	36%
Total Operating Expenses	6,206	4,535	37%
Operating Income	$834	$644	30%
Operating Margin	11.8%	12.4%	(0.6 pts)

OPERATING STATISTICS
Operating Weekdays	65	64	2%
Average Daily Package Volume (000s)	11,559	8,834	31%
Yield (Revenue Per Package)	$9.33	$9.13	2%

FEDEX FREIGHT SEGMENT FINANCIAL AND OPERATING HIGHLIGHTS

First Quarter Fiscal 2021

(Dollars in millions)

(Unaudited)

	Three Months Ended August 31,
	2020	2019	%
FINANCIAL HIGHLIGHTS
Revenue	$1,826	$1,905	(4%)
Operating Expenses:
Salaries and employee benefits	858	919	(7%)
Purchased transportation	170	187	(9%)
Rentals	56	52	8%
Depreciation and amortization	106	94	13%
Fuel	65	123	(47%)
Maintenance and repairs	53	65	(18%)
Intercompany charges	119	126	(6%)
Other	125	145	(14%)
Total Operating Expenses	1,552	1,711	(9%)
Operating Income	$274	$194	41%
Operating Margin	15.0%	10.2%	4.8 pts

OPERATING STATISTICS
Operating Weekdays	65	64	2%
Average Daily Shipments (000s):
Priority	71.3	78.5	(9%)
Economy	30.1	32.8	(8%)
Total Average Daily Shipments	101.4	111.3	(9%)
Weight Per Shipment (lbs):
Priority	1,096	1,156	(5%)
Economy	998	960	4%
Composite Weight Per Shipment	1,067	1,098	(3%)
Revenue/Shipment:
Priority	$259.90	$255.45	2%
Economy	302.74	295.75	2%
Composite Revenue/Shipment	$272.62	$267.34	2%
Revenue/CWT:
Priority	$23.71	$22.10	7%
Economy	30.34	30.81	(2%)
Composite Revenue/CWT	$25.55	$24.35	5%